UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2011

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35423	90-0604593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 824-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 29, 2011, SunCoke Energy, Inc. (the “Company”) issued a press release providing an outlook for its business in 2012. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Frederick “Fritz” A. Henderson, the Company’s Chairman and Chief Executive Officer, and Mark Newman, the Company’s Senior Vice President and Chief Financial Officer, will present at the Goldman Sachs Global Steel Conference in New York, NY at 9:30 a.m. ET on Tuesday, November 29, 2011.

Mr. Newman also will present at the Bank of America Merrill Lynch Leveraged Finance Conference in Orlando, FL at 2:00 p.m. ET on Wednesday, November 30, 2011.

Interested parties can access live audio webcasts of the presentations at www.suncoke.com in the Investor Relations section of the website. The webcasts will be archived for replay for a limited time.

A copy of the slide presentation that the Company will use at the conferences is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 2.02, 7.01 and 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press release dated November 29, 2011.

99.2	November 2011 – Conference Slides.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and Chief Financial Officer

Date: November 29, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated November 29, 2011.

99.2	November 2011 – Conference Slides.